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                                                                   EXHIBIT 10.13


                                                                  EXECUTION COPY

                      AMENDED AND RESTATED PLEDGE AGREEMENT
                      -------------------------------------

         This AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of January 22, 2003 (together with all amendments, if any, from time to time hereto, this "Agreement") among FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Borrower"), FINLAY JEWELRY, INC., a Delaware corporation, ("Finlay"), Finlay Merchandising & Buying, Inc., a Delaware corporation ("Finlay Merchandising") and eFinlay, Inc., a Delaware corporation ("eFinlay"); (Borrower, Finlay, Finlay Merchandising and eFinlay are sometimes collectively referred to herein as "Pledgors" and individually as a "Pledgor") and GENERAL ELECTRIC CAPITAL CORPORATION in its capacity as agent for the Lenders ("Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower is party to the Amended and Restated Credit Agreement dated as of September 11, 1997, among the Borrower, Finlay Enterprises, Inc. ("Parent"), the Lenders thereunder and Agent (as amended, the "Existing Credit Agreement");

         WHEREAS, the Borrower is party to a Pledge Agreement dated as of May 26, 1993 (as amended, the "Existing Pledge Agreement"), in favor of the Agent;

         WHEREAS, the Borrower is party to a Note Pledge Agreement, dated as of October 28, 1994 (as amended, the "Existing Note Pledge Agreement"), in favor of Agent;

         WHEREAS, the Borrower, the Parent, the Lenders and the Agent have agreed to amend and restate the Existing Credit Agreement on terms set forth in the Second Amended and Restated Credit Agreement, dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), among the Borrower, the Parent, the Lenders, the Agent and Fleet Precious Metals, Inc., as Documentation Agent, pursuant to which the Lenders have agreed to continue to make secured revolving credit advances to the Borrower from time to time;

         WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend and restate the Existing Pledge Agreement and the Existing Note Pledge Agreement to permit the foregoing on the terms set forth in this Agreement;

         WHEREAS, Pledgors benefit from the credit facilities made available to Borrower and it is a condition precedent to the obligation of the Lenders to continue to make their respective secured revolving credit advances to the Borrower under the Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the Agent;


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         WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities under the Existing Pledge Agreement and the Existing Note Pledge Agreement or evidence payment of all or any of such obligations and liabilities, that this Agreement amend and restate in its entirety the Existing Pledge Agreement and the Existing Note Pledge Agreement, and that from and after the effectiveness of this Agreement the Existing Pledge Agreement and the Existing Note Pledge Agreement be of no further force or effect except as to evidence the granting of the Liens thereunder, the incurrence of the obligations of the parties thereto and the representations and warranties made thereunder; and

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and to incur Letter of Credit Obligations under the Credit Agreement, it is agreed as follows:

         1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

         "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

         "Pledged Collateral" has the meaning assigned to such term in Section 2 hereof.

         "Pledged Entity" means an issuer of Pledged Shares or Pledged Indebtedness.

         "Pledged Indebtedness" means the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto;

         "Pledged Shares" means those shares listed on Part A of Schedule I hereto.

         "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

         2. Pledge. Each Pledgor hereby pledges to Agent, and grants to Agent for itself and the benefit of Lenders, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

               (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and



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               (b) such portion, as determined by Agent as provided in Section
      6(d) below, of any additional shares of stock of a Pledged Entity from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock; and

               (c) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

               (d) all additional Indebtedness arising after the date hereof and owing to such Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness.

         3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of the Pledgors now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

         4. Delivery of Pledged Collateral. All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for itself and the benefit of Lenders, pursuant hereto. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by Pledgor.

         5. Representations and Warranties. Each Pledgor represents and warrants to Agent that:

               (a) such Pledgor is, and at the time of delivery of the Pledged Shares to Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement; such Pledgor is and at the time of delivery of the Pledged Indebtedness to Agent will be, the sole owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement and other Liens permitted to exist on the Pledged Collateral under the Credit Agreement;


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               (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of, the Pledged Entities, and no such Pledged Entity is in default thereunder;

               (c) such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Agent as provided herein;

               (d) None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

               (e) All of the Pledged Shares are presently owned by such Pledgor, and are presently represented by the certificates listed on Part A of Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

               (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

               (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of the Agent for the benefit of Agent and Lenders in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien except for other Liens permitted to exist on the Pledged Collateral under the Credit Agreement;

               (h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);


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               (i) The Pledged Shares constitute 100% of the issued and
      outstanding shares of Stock of each Pledged Entity; and

               (j) Except as disclosed on Part B of Schedule I, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Secured Obligations) or subject to the terms of an indenture.

         The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

         6. Covenants. Each Pledgor covenants and agrees that until all of the Secured Obligations have been paid (or in the case of Letter of Credit Obligations, cash collateralized in accordance with the Credit Agreement) in full:

               (a) Without the prior written consent of Agent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Credit Agreement;

               (b) such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may reasonably request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Agent, at such Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or, during the existence of an Event of Default, any sale or transfer of the Pledged Collateral;

               (c) such Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

               (d) such Pledgor will, upon obtaining ownership of any additional Stock or promissory notes or instruments of a Pledged Entity or Stock or promissory notes or instruments otherwise required to be pledged to Agent pursuant to any of the Loan Documents, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within five
      (5) Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional Stock, notes or instruments, pursuant to which Pledgor shall pledge to Agent all of such additional Stock, notes and instruments. Each Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge



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      Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.

         7. Pledgors' Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgors in accordance with Section 8(a) hereof:

               (a) Each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of adversely impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                   (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

                   (ii) the consolidation or merger of a Pledged Entity with any other Person;

                   (iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent and Liens permitted to exist on the Pledged Collateral under the Credit Agreement;

                   (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock subject to Section 6(d); or

                   (v) the alteration of the voting rights with respect to the Stock of a Pledged Entity; and

               (b) (i) Each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the Credit Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid


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      all rights to such distributions shall remain subject to the Lien created by this Agreement; and

                   (ii) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to each Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

         8. Defaults and Remedies; Proxy.

               (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to the Pledgors, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice the Pledgors agree is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and to the extent permitted under the UCC and other applicable law, Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL ALL OF THE SECURED OBLIGATIONS HAVE BEEN PAID (OR IN


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      THE CASE OF LETTER OF CREDIT OBLIGATIONS, CASH COLLATERALIZED IN
      ACCORDANCE WITH THE CREDIT AGREEMENT) IN FULL. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT and during the continuation of such Event of Default. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

               (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to the Pledgors.

               (c) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with



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      applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                   (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

                   (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                   (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                   (iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

               (d) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under



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      applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.

               (e) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgors by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgors in any respect.

               (f) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

         9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgors by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against the Pledgors in any respect.

         10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

         11. Termination. Immediately following the payment in full of all of the Secured Obligations (or in the case of Letter of Credit Obligations, cash collateralized


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in accordance with the Credit Agreement), Agent shall deliver to the Pledgors the Pledged Collateral pledged by each Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgors' obligations hereunder shall at such time terminate.

         12. Lien Absolute. All rights of Agent hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

               (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

               (d) the insolvency of any Credit Party; or

               (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

         13. Release. Each Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:

               (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

               (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from the Pledgors, it being hereby agreed that each Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

         14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         15. Miscellaneous.
             -------------

               (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

               (b) Each Pledgor agrees to promptly reimburse Agent for actual and reasonable out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

               (c) Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

               (d) THIS AGREEMENT SHALL BE BINDING UPON EACH PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF A PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF

      THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND EACH PLEDGOR.

         16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

         17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein:

             (a)      If to Agent, at:

                      General Electric Capital Corporation
                      800 Connecticut Avenue, Two North
                      Norwalk, CT  06854
                      Attention: Account Manager - Finlay
                      Telecopier: (203) 852-3640

                      with copies to:

                           General Electric Capital Corporation
                           201 High Ridge Road
                           Stamford, Connecticut 06927
                           Attention: Commercial Finance Legal Counsel
                           Telecopier: (203) 316-7889

                           -and-

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York 10153
                           Attention:  Ted S. Waksman, Esq.
                           Telecopier: (212) 310-8007

             (b)      If to Pledgors, at:

                           Finlay Fine Jewelry Corporation
                           529 Fifth Avenue, 5th Flr.
                           New York, New York 10017
                           Attention: Bruce Zurlnick
                           Telecopier: (212) 808-2946

                      With copies to:

                           Finlay Enterprises, Inc.
                           529 Fifth Avenue, 6th Flr.
                           New York, New York 10017
                           Attention: Bonni G. Davis, Esq.
                           Telecopier: (212) 808-0349

                      -and-

                           Blank Rome LLP
                           405 Lexington Avenue
                           New York, New York 10174
                           Attention: Richard DiStefano, Esq.
                           Telecopier: (212) 885-5001

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) if by registered or certified mail, return receipt requested, four (4) Business Days following the date when sent, (b) if by telex, when sent and answerback received, (c) if by overnight courier, when received, (d) if by telecopier, when sent, or (e) when receipted for, if personally delivered or delivered by messenger. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

         20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.


                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                       FINLAY FINE JEWELRY CORPORATION


                                       By: /s/ Bruce E. Zurlnick
                                           --------------------------
                                       Name: Bruce E. Zurlnick
                                             ------------------------
                                       Title: Sr. V.P., Treas. & CFO
                                              -----------------------


                                       FINLAY JEWELRY, INC.


                                       By: /s/ Bruce E. Zurlnick
                                           -------------------------------------
                                       Name: Bruce E. Zurlnick
                                             -----------------------------------
                                       Title: Sr. V. P., Treas. & CFO
                                              ----------------------------------


                                       FINLAY MERCHANDISING & BUYING, INC.

                                       By: /s/ Bonni G. Davis
                                           -------------------------------------
                                       Name: Bonni G. Davis
                                             -----------------------------------
                                       Title: V.P., Sec. & General Counsel
                                              ----------------------------------


                                       eFINLAY, INC.

                                       By: /s/ Bonni G. Davis
                                           -------------------------------------
                                       Name: Bonni G. Davis
                                             -----------------------------------
                                       Title: V.P., Sec. & General Counsel
                                              ----------------------------------






            [Signature Page to Amended and Restated Pledge Agreement]

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent


By: /s/ Charles Chiodo
    ----------------------------
Name: Charles Chiodo
Title: Duly Authorized Signatory










           [Signature Page to Amended and Restated Pledge Agreement]